                                                                   EXHIBIT 10.24



CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.










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                                LETTER AGREEMENT



                                 BY AND BETWEEN

                            WIND RIVER SYSTEMS, INC.

                                       AND

                           ACCELERATED NETWORKS, INC.

                                      DATED

                                DECEMBER 30, 1999








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


WIND RIVER
   Systems


206 East Victoria Street, Santa Barbara, CA  93101  Phone:  805-965-1699

December 28, 1999

Mr. Frederic T. Boyer
Accelerated Networks
301 Science Drive
Moorpark, CA 93021

Dear Fred,

Wind River is pleased to respond with the following proposal for VxWorks target licenses for your project.

In regard to runtime licenses for Accelerated Networks' Broadband Server Project the parties agree to the following:

        - Wind River agrees to sell VxWorks Target Licenses to Accelerated in return for the payment to Wind River Systems of the following VxWorks Target License Fees for each microprocessor shipped containing VxWorks code:

        ----------------------------------------------------------------------------------
                                                             Target License Fee per
            Number of Target Licenses (per year)                 Microprocessor
        ----------------------------------------------------------------------------------
                             [***]                                [***]
        ----------------------------------------------------------------------------------
                             [***]                                [***]
        ----------------------------------------------------------------------------------
                             [***]                                [***]
        ----------------------------------------------------------------------------------
                             [***]                                [***]
        ----------------------------------------------------------------------------------
                             [***]                                [***]
        ----------------------------------------------------------------------------------
                             [***]                                [***]
        ----------------------------------------------------------------------------------

        - Accelerated has satisfied the SNMP buyout and there will be no additional charge for SNMP for this project.

        - Accelerated agrees to purchase Target Licenses for the year ending December 31, 2000, in the volume category of [***] at [***] per unit as listed above. Accelerated agrees to an initial purchase of [***] Target Licenses [***] by December 30, 1999. This initial purchase of [***] licenses will be applied to the [***] licenses.

---------------
        *** Confidential Treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks, enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

        - Accelerated agrees that upon completion of the initial Target License purchase they will purchase future Target Licenses in minimum quantities of [***] during the year ending December 31, 2000. Although Accelerated expects to meet or exceed [***] Target Licenses during the year ending December 31, 2000, there will be no bill back by WRS for quantities under [***] Target Licenses.


        - Accelerated and Wind River Systems agree to negotiate a Target License Schedule for Calendar year 2001 by the end of Q3 (September), 2000.

        -   This agreement applies to the PowerPC processor.

Valid
This proposal once accepted by the parties will remain in force through December 31, 2000.



Sincerely,                                     Acknowledged by:

/s/ Gregory P. Giloth                          /s/ Frederic T. Boyer
---------------------------                    ---------------------
Gregory P. Giloth                              Frederic T. Boyer
Senior Sales Representative                    VP Finance & Administration
Wind River Systems                             Accelerated Networks, Inc.

---------------
        *** Confidential Treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks, enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.



                                       2